UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2017

Energy XXI Gulf Coast, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38019	20-4278595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 1021 Main Street, Suite 2626
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 351-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Douglas E. Brooks Employment Agreement. The description of Douglas E. Brooks’s employment agreement provided under the heading “Employment Agreement ” in Item 5.02 is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Douglas E. Brooks as Chief Executive Officer, President and Director. On April 17, 2017, the Board of Directors (the “Board”) of Energy XXI Gulf Coast, Inc. (the “Company”) appointed Douglas E. Brooks to serve as President and Chief Executive Officer, effective immediately. In connection with the Board’s appointment of Mr. Brooks as President and Chief Executive Officer, the Board increased the size of the Board from six to seven directors and appointed Mr. Brooks to fill the newly-created directorship, effective immediately. Mr. Brooks will serve as a member of the Board until, and will be nominated for election at, the Company’s 2017 Annual Meeting of Stockholders.

Mr. Brooks, 58, served as Chief Executive Officer for Yates Petroleum Corporation, a privately owned exploration and production company focused on the Delaware and Powder River basins (“Yates”), from April 2015 until Yates’s merger with EOG Resources, Inc. in October 2016. Mr. Brooks served as Chief Executive Officer of Aurora Oil & Gas Limited from October 2012 until June 2014, and as a Senior Vice President at Forest Oil Corporation from April 2012 until October 2012. In addition, he spent 24 years with Marathon Oil Company in roles of increasing responsibility, lastly as the Director of Upstream Mergers and Acquisitions and Business Development for the Americas. Mr. Brooks has also built two private equity-sponsored firms focused on unconventional resource projects in the western U.S. Mr. Brooks currently serves on the board of directors of Chaparral Energy, Inc. and has served as a board member for Aurora Oil & Gas Limited, Magdalena Energy Company, Yates Petroleum and the Houston Producers’ Forum. Furthermore, he is currently an advisor for Hart Energy’s A&D Watch, a global energy research publication. Mr. Brooks holds a Bachelor of Science degree in Business Management from the University of Wyoming – Casper and a Masters of Business Administration, Finance from Our Lady of the Lake University in Texas. The Board believes that Mr. Brooks is qualified to serve as Chief Executive Officer, President and director of the Company based on his education and extensive experience in the oil and gas industry. He has served in senior leadership positions for a number of oil and gas companies, including as chief executive officer for multiple different companies. His current and former positions as board member for various oil and companies will also help him perform his responsibilities to the Company in his new positions.

Employment Agreement. In connection with Mr. Brooks’s appointment as President and Chief Executive Officer, the Company entered into an employment agreement with Mr. Brooks (the “Employment Agreement”). The Employment Agreement has an initial employment period of three years. Beginning with the third anniversary of Mr. Brooks’s appointment as President and Chief Executive Officer (the “Brooks Effective Date”), Mr. Brooks’s employment period (“Employment Period”) will renew automatically for an additional year on each anniversary unless either the Company or Mr. Brooks gives notice of non-renewal at least 90 days before the next renewal date. The Employment Agreement provides for an annual base salary of $700,000, with an annual target bonus of 100% of Mr. Brooks’s base salary. The actual amount of Mr. Brooks’s annual bonus will range from 0% to 200% of his base salary, based upon the satisfaction of goals and objectives established from time to time by the Compensation Committee of the Board.

During his Employment Period, Mr. Brooks will be eligible to participate in any equity compensation arrangement or plan offered to senior executives. On April 17, 2017, Mr. Brooks received an equity grant under the Energy XXI Gulf Coast, Inc. 2016 Long Term Incentive Plan (the “2016 LTIP”) for the 2017 calendar year with a grant date value equal to 500% of his base salary (“2017 Equity Grant”), (i) 50% of which value was granted in the form of 49,382 stock-settled restricted stock units (valued on the date of grant based on the market price of the Common Stock) (“RSUs”) and (ii) 50% of which value was granted in the form of ten-year stock options with an exercise price of $28.35 per share and a total value of $1,750,000 (valued on the date of grant based on third party Black-Scholes methodology). The RSUs constituting part of the 2017 Equity Grant were granted pursuant to that certain Restricted Stock Unit Agreement and related Notice of Grant, dated as of April 17, 2017, which is filed herewith as Exhibit 99.2 (the “2017 Annual RSU Grant Agreement”). The stock options constituting the remaining part of the 2017 Equity Grant were granted pursuant to that certain Option Agreement and Notice of Grant, which is filed herewith as Exhibit 99.3 (the “2017 Annual Stock Option Agreement” and, together with the 2017 Annual RSU Grant Agreement, the “Annual Grant Agreements”). The stock options and RSUs granted to Mr. Brooks as part of his 2017 Equity Grant will vest in three equal installments on each of the first three anniversaries of the Brooks Effective Date, in each case provided that Mr. Brooks remains continuously employed by the Company on the applicable vesting date, except as described below in connection with certain terminations by the Company without Cause or certain terminations by Mr. Brooks for Good Reason. (Both Cause and Good Reason are defined in the Employment Agreement and summarized below.) Any stock options that have not been exercised or forfeited on the tenth anniversary of the Brooks Effective Date will expire at that time.

On April 17, 2017, Mr. Brooks also received a sign-on bonus in the form of an additional grant of 61,728 RSUs (the “Sign-On Equity Grant”) under the 2016 LTIP pursuant to that certain Restricted Stock Unit Agreement and related Notice of Grant filed herewith as Exhibit 99.4 (the “Sign-On Equity Grant Agreement, and together with the Annual Grant Agreements, the “Brooks Grant Agreements”). The Sign-On Equity Grant had a grant date value (based on market price on such date) equal to 200% of Mr. Brooks’s base salary. The RSUs granted to Mr. Brooks as part of the Sign-On Equity Grant vest 50% on December 29, 2017 and 50% on December 31, 2018, in each case provided that Mr. Brooks remains continuously employed by the Company on the applicable vesting date, except as described below in connection with a termination by the Company without Cause or a termination by Mr. Brooks for Good Reason.

Furthermore, if a Change of Control (as defined in the 2016 LTIP) occurs while Mr. Brooks is still employed by the Company, then any unvested RSUs or stock options granted as part of his 2017 Equity Grant or the Sign-On Equity Grant will immediately become vested and will be subject to the terms of the 2016 LTIP.

Should Mr. Brooks be terminated by the Company for Cause or should Mr. Brooks terminate his employment other than for Good Reason, the Company will make no further payments under the Employment Agreement other than the following accrued benefits:

•	the salary and business expenses to which he is entitled immediately prior to such termination;

•	any bonus or other incentive award that (x) relates to a completed performance period and (y) has been earned but not yet paid on or prior to Mr. Brooks’s termination date; and

•	any other amounts or benefits required to be paid or provided by law or under any of the Company’s plans, programs, policies or practices.

Should Mr. Brooks be terminated by the Company without Cause or should Mr. Brooks resign for Good Reason, Mr. Brooks will receive his accrued benefits, and subject to Mr. Brooks’s continuing compliance with the nondisclosure, non-compete, non-solicitation and non-disparagement provisions in the Employment Agreement, Mr. Brooks will be entitled to certain severance benefits, as described below. (For purposes of the Employment Agreement, the Company’s non-renewal of Mr. Brooks’s Employment Period prior to the fifth anniversary of the Effective Date would be treated as a termination by the Company without Cause, but not after the fifth anniversary.) Mr. Brooks’s severance benefits would be as follows:

•	a lump sum cash payment in an amount equal to (i) 200% of the Base Salary plus (ii) a bonus severance component calculated in the manner described below;

•	reimbursement for the monthly cost of maintaining health benefits for Mr. Brooks (and Mr. Brooks’s spouse and eligible dependents) as of the date of termination of employment under the Company’s group health plan for purposes of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), excluding any short-term or long-term disability insurance benefits, for a period of 18 months following the date of the termination of employment, to the extent Mr. Brooks elects COBRA;

•	any unvested portion of the Sign-On Equity Grant would become fully vested at termination of employment; and

•	if (i) the Company consummates a third party business combination that does not qualify as a Change of Control, but is a Corporate Change (as defined in the Employment Agreement and summarized below), and (ii) Mr. Brooks’s employment terminates as a result of that transaction on or before the 90th day after the Corporate Change is consummated, then any unvested time-vesting RSUs and stock options would become fully vested at termination of employment.

The severance component relating to Mr. Brooks’s bonus compensation is calculated in accordance with the table set forth below. However, for purposes of the calculation, each actual bonus amount for a prior year included in the calculation will be capped at the target bonus for that prior year.

If the termination of employment occurs during:	Bonus Severance Component
The year ending December 31, 2017	100% of target bonus for year ending December 31, 2017
The year ending December 31, 2018	200% of target bonus for year ending December 31, 2017
Any calendar year after 2018	200% of average actual bonuses paid for the most recent two completed years

During Mr. Brooks’s Employment Period and for a period of twelve months thereafter, Mr. Brooks cannot: (i) perform services for, or have over a five percent (5%) ownership interest in, or participate in, any competing business; or (ii) solicit, recruit or hire, or assist any person, or entity in the solicitation, recruitment or hiring of any person engaged by the Company as an employee, officer, director or consultant.

For purposes of the Employment Agreement, “Cause” means (i) gross negligence or willful misconduct in the performance of, or abuse of alcohol or drugs rendering Mr. Brooks unable to perform his material duties, provided that the conduct remains unremedied for twenty days following receipt of written notice; (ii) conviction of, or plea of nolo contendere to, any crime involving moral turpitude or a felony; (iii) commission of an act of embezzlement, deceit or fraud intended to result in Mr. Brooks’s personal and unauthorized enrichment at the Company’s expense; (iv) the material violation of the Employment Agreement or any other agreement between Mr. Brooks and the Company; (v) the intentional material violation of the Company’s written policies; (vi) failure to follow a lawful directive of the Board.

For purposes of the Employment Agreement, “Good Reason” means (i) the material diminution of Mr. Brooks’s authority, duties or responsibilities; (ii) a material diminution of Mr. Brooks’s base salary or target bonus; (iii) the requirement that Mr. Brooks permanently relocate anywhere outside the greater Houston, Texas metropolitan area; (iv) the Company’s failure to nominate Mr. Brooks for election as a director or to use all reasonable efforts to cause Mr. Brooks to be elected as a director or (v) the Company’s material breach of the Employment Agreement.

For purposes of the Employment Agreement, “Corporate Change” means the consummation of a business combination (including, without limitation, by merger, consolidation, share exchange, tender offer, exchange offer, sale of all or substantially all of the assets of one of the parties, or other similar transaction) between the Company (or one of its subsidiaries) and an unaffiliated third party entity, in each case regardless of whether that business combination constitutes a “Change of Control” under the 2016 LTIP.

This summary is qualified in its entirety by reference to the full text of (i) the Employment Agreement, which is filed herewith as Exhibit 99.1, and (ii) the Brooks Grant Agreements attached hereto as Exhibits 99.2, 99.3 and 99.4, each of which are incorporated by reference herein.

In connection with Mr. Brooks’s appointment as President and Chief Executive Officer of the Company, Michael S. Reddin ceased to serve as President and Chief Executive Officer, positions to which he had been appointed by the Board on an interim basis on February 2, 2017. Mr. Reddin will continue to serve as Chairman of the Board. Under the terms of Mr. Reddin’s employment agreement relating to those two interim roles, Mr. Reddin will continue to serve as an employee (but not as Chief Executive Officer or President) until May 17, 2017, which is the 30th day after Mr. Brooks’s appointment.

Supplemental Equity Grant to Scott Heck. On April 17, 2017, the Compensation Committee granted 15,873 RSUs to Scott Heck, with a grant date value equal to 100% of Mr. Heck’s base salary, as a supplement to the February 2, 2017 equity grants required under the employment agreement by and between the Company and Mr. Heck (the “Supplemental Equity Grant”) pursuant to that certain Restricted Stock Unit Agreement and related Notice of Grant filed herewith as Exhibit 99.5 (the “Heck Grant Agreement”). Similar to Mr. Brooks’s Sign-On Equity Grant, the RSUs granted to Mr. Heck as part of the Supplemental Equity Grant vest 50% on December 29, 2017 and 50% on December 31, 2018, in each case provided that Mr. Heck remains continuously employed by the Company on the applicable vesting date. The Compensation Committee made the Supplemental Equity Grant in recognition of the fact that Mr. Heck’s Gulf of Mexico experience and operational skills complement Mr. Brooks’s experience and skills. The Compensation Committee and the Board believed that it was important to encourage Mr. Heck to team with Mr. Brooks to develop and execute the Company’s operating strategy moving forward.

The summary of the Heck Grant Agreement is qualified in its entirety by reference to the full text of the Heck Grant Agreement filed herewith as Exhibit 99.5 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On April 18, 2017, the Company issued a press release disclosing the appointment of Mr. Brooks as Chief Executive Officer, President and director, as discussed in Item 5.02 above. A copy of the press release is attached as Exhibit 99.6 to this Current Report on Form 8-K (this “Form 8-K”).

The information in Item 7.01 of this Form 8-K, including Exhibit 99.6 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K.

Exhibit Number	Description

99.1*†	Employment Agreement, dated April 17, 2017, by and between Energy XXI Gulf Coast, Inc. and Douglas E. Brooks
99.2*†	Restricted Stock Unit Agreement, dated April 17, 2017, by and between Energy XXI Gulf Coast, Inc. and Douglas E. Brooks and Related Notice of Grant
99.3*†	Form of Stock Option Agreement by and between Energy XXI Gulf Coast, Inc. and Douglas E. Brooks and Related Notice of Grant
99.4*†	Restricted Stock Unit Agreement, dated April 17, 2017, by and between Energy XXI Gulf Coast, Inc. and Douglas E. Brooks and Related Notice of Grant
99.5*†	Restricted Stock Unit Agreement, dated April 17, 2017, by and between Energy XXI Gulf Coast, Inc. and Scott Heck and Related Notice of Grant
99.6*	Press Release issued by Energy XXI Gulf Coast, Inc. on April 18, 2017

† Indicates Management Compensatory Plan, Contract or Arrangement.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2017	By:	/s/ Hugh Menown
Hugh Menown
Chief Financial Officer, Executive Vice
President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1*†	Employment Agreement, dated April 17, 2017, by and between Energy XXI Gulf Coast, Inc. and Douglas E. Brooks
99.2*†	Restricted Stock Unit Agreement, dated April 17, 2017, by and between Energy XXI Gulf Coast, Inc. and Douglas E. Brooks and Related Notice of Grant
99.3*†	Form of Stock Option Agreement by and between Energy XXI Gulf Coast, Inc. and Douglas E. Brooks and Related Notice of Grant
99.4*†	Restricted Stock Unit Agreement, dated April 17, 2017, by and between Energy XXI Gulf Coast, Inc. and Douglas E. Brooks and Related Notice of Grant
99.5*†	Restricted Stock Unit Agreement, dated April 17, 2017, by and between Energy XXI Gulf Coast, Inc. and Scott Heck and Related Notice of Grant
99.6*	Press Release issued by Energy XXI Gulf Coast, Inc. on April 18, 2017

 † Indicates Management Compensatory Plan, Contract or Arrangement.

* Filed herewith.